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                                                                Exhibit 10.1 (e)

                           SIXTH AMENDATORY AGREEMENT

                                       TO

                     CREDIT FACILITY AND SECURITY AGREEMENT

                                       AND

                          AMENDMENT TO PROMISSORY NOTE

         THIS SIXTH AMENDATORY AGREEMENT TO CREDIT FACILITY AND SECURITY AGREEMENT AND AMENDMENT TO PROMISSORY NOTE (this "Sixth Amendatory Agreement"), effective as of March 28, 2000, is entered into by and among BANK ONE, NA, a national banking association organized and existing under the laws of the United States of America ("Lender"), with a place of business located at 600 Superior Avenue, Cleveland, Ohio 44114; CONTINENTAL CONVEYOR & EQUIPMENT COMPANY, a Delaware corporation ("Continental"), with its principal place of business and executive offices located as 483 Industrial Drive, P.O. Box 400, Winfield, Alabama 35594 (the "Continental Principal Place of Business") and GOODMAN CONVEYOR COMPANY, a Delaware corporation ("Goodman"), with its principal place of business and executive offices located at U.S. Route 178 South, P.O. Box 866, Belton, South Carolina 29627 (the "Goodman Principal Business Location") (each of Continental and Goodman being sometimes referred to herein individually as a "Borrower" and collectively as the "Borrowers").

                              W I T N E S S E T H:
                               -------------------

         WHEREAS, pursuant to the terms of that certain Assumption and Modification Agreement by and between Borrowers and Lender dated as of March 7, 1997, the Borrowers assumed all of the Obligations of CONTINENTAL CONVEYOR & EQUIPMENT CO. L.P., formerly a limited partnership organized and existing under the laws of the State of Delaware, and GOODMAN CONVEYOR CO. L.P., formerly a limited partnership organized and existing under the laws of the State of Delaware (collectively, the "Original Borrowers") under that certain Credit Facility and Security Agreement by and among the Original Borrowers and Lender dated as of September 14, 1992, as amended by a certain First Amendment to Credit Facility and Security Agreement by and among the Original Borrowers and Lender executed on August 27, 1993, as further amended by a certain Second Amendatory Agreement by and among the Original Borrowers and Lender dated as of October 5, 1994, as further amended by a certain Consolidated Amendment No. 1 to Credit Facility and Security Agreement by and among the Original Borrowers and Lender dated as of July 28, 1995, and as further amended by a certain Consolidated Amendment No. 2 to Credit Facility and Security Agreement by and among the Original Borrowers and Lender dated as of December 13, 1996, (collectively, the "Original Loan Agreement"); and

         WHEREAS, the Original Loan Agreement was further amended by a certain Third Amendatory Agreement to Credit Facility and Security Agreement by and among the Borrowers and Lender dated as of March 28, 1997, by a certain Fourth Amendatory Agreement by and among the Borrowers and Lender dated as of December, 1998, and by a certain Fifth


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Amendatory Agreement by and among the Borrowers and Lender dated as of April 29,
1999 (collectively, the Original Loan Agreement, as subsequently amended, is referred to herein as the "Loan Agreement," all terms defined in said Loan Agreement being used herein with the same meaning), pursuant to which the Lender has agreed to loan to the Borrowers up to a maximum aggregate sum of $30,000,000.00 on a revolving loan basis (the "Revolving Loan"); which Revolving Loan is evidenced by a Fourth Amended and Restated Replacement Promissory Note dated March 28, 1997 (the "Note"), such Note being executed and delivered by the Borrowers to the Lender; and

         WHEREAS, the Borrowers and the Lender have agreed to amend the Loan Agreement to (i) provide for the extension of the maturity of the Revolving Loan, and (ii) amend certain terms and covenants of the Loan Agreement and provide for payment by the Borrowers to the Lender of all legal expenses of Lender in connection with the matters contemplated hereby; and

         WHEREAS, the Borrowers and the Lender have agreed to amend the Note to provide for the extension of the maturity of the obligations evidenced thereby.

         NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein, and for other good and valuable consideration, the Borrowers and the Lender agree as follows:

SECTION I.  Amendment of Loan Agreement

         A. Subsection (A) of Section 2.3 of the Loan Agreement is, effective the date hereof, hereby amended and restated to read in its entirety as follows:

                  "(A) Revolving Loan. Subject at all times to the terms hereof, the Lender will, until June 30, 2003, make such loans to each Borrower as from time to time such Borrower requests (the "Revolving Loan") consisting of advances made by Lender against the value of each Borrower's respective Eligible Inventory and Eligible Accounts. Such advances are anticipated to be repaid by Borrowers and thereafter readvanced by Lender without any premiums or penalty therefor. Subject to the provisions of Subsection (B) of this Section 2.3, the aggregate unpaid principal of the Revolving Loan outstanding at any one time shall not exceed the lesser of (a) the line of credit approved for Borrowers, which is currently Thirty Million and no/100 Dollars ($30,000,000) or (b) the sum of (i) Eighty-Five percent (85%) of the unpaid face amount of each Borrower's respective Eligible Accounts (or such other percentages of each Borrower's Eligible Accounts as may from time to time be fixed by the Lender upon notice to the Borrowers) and
         (ii) the lesser of (1) Fifty-five percent (55%) of the cost or market value, whichever is lower, determined on a first-in, first-out basis, of each Borrower's respective Eligible Inventory located at the Continental Collateral Location or Goodman Collateral Location (or such other percentages of each Borrower's respective Eligible Inventory as may from time to time be fixed by the


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         Lender upon notice to the Borrowers) or (2) Twelve Million Dollars
         ($12,000,000) (or such other dollar amount as may from time to time be fixed by the Lender upon notice to the Borrowers)."

Except as otherwise modified herein, the remainder of Section 2.3 shall remain as written originally.

         B. Subsection (C) of Section 2.3 of the Loan Agreement is, effective the date hereof, hereby amended and restated to read in its entirety as follows:

                  "(C) Payment. The Revolving Loan shall be payable on June 30, 2003, and bear interest as provided in Section 2.4 of this Agreement and shall otherwise be evidenced by, and repayable in accordance with, the Revolving Note, as amended from time to time, but in the absence of such revolving promissory note shall be evidenced by the Lender's record of disbursements and repayments."

Except as otherwise modified herein, the remainder of Section 2.3 shall remain as written originally.

         C. Section 2.9 of the Loan Agreement is, effective the date hereof, hereby amended and restated to read in its entirety as follows:

                  "2.9 Commitment Fee. Borrowers shall, jointly and severally, pay to Lender on March 28, 2000 and on June 30, 2001 and each succeeding June 30 thereafter (provided no such fee shall be taken on June 30, 2003 unless the maturity of the Revolving Loan is extended beyond said date), a commitment fee (the "Commitment Fee") of Twenty-five (25) basis points on the amount of the line of credit approved for Borrowers under the Revolving Loan pursuant to Section 2.3(A) of this Agreement, whether the Borrowers shall be entitled to request such amount pursuant to Section 2.3(A) of this Agreement or not."

         D. A new Section 2.10 entitled "Unused Line Fee," shall be added to the Loan Agreement and shall read in its entirety as follows:

                  "2.10 Unused Line Fee. Borrowers shall, jointly and severally, pay to Lender an Unused Line Fee in respect of the Revolving Loan payable quarterly in arrears, beginning on the first day of July, 2000, and continuing on the first day of each October, January, April and July thereafter. "Unused Line Fee" means a fee equal to the quotient of
         (Y) the product of (i) Twenty-five (25) basis points, multiplied by
         (ii) the sum of (A) the amount of the line of credit approved for Borrowers under the Revolving Loan pursuant to Section 2.3(A) of this Agreement, whether the Borrowers shall be entitled to request such amount pursuant to Section 2.3(A) of this Agreement or not, minus (B) the average principal balance of the Revolving Loan for the period of calculation, minus (C)


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         the average stated amount of letters of credit issued by the Lender hereunder and outstanding during the period of calculation, divided by
         (Z) four (4).

         E. Section 8.1 (T) of the Loan Agreement is, effective the date hereof, hereby amended and restated to read in its entirety as follows:

                  "(T) Measured as of the end of each calendar quarter beginning with the quarter ended March 31, 2000, the Borrowers' (as defined below) combined operating income (which shall be before deduction for any Management Fees) for the immediately preceding four quarters shall be an amount equal to or greater than the sum of $11,000,000, based upon the Borrowers' fiscal quarter-end financial statements prepared in accordance with GAAP."

The remainder of Section 8.1 shall remain as written originally.

         F. Section 8.2 of the Loan Agreement is, effective the date hereof, hereby amended by the addition of the following Section 8.2(U):

                  "(U) Make any advances or loans to any foreign-based subsidiaries of either of the Borrowers: provided, however, that the Borrowers, or either of them, may make loans and advances up to a maximum aggregate principal amount outstanding at any one time of $7,000,000 to any one or more foreign-based subsidiaries of Continental Conveyor & Equipment Company during the period beginning October 1, 1999, and ending on June 30, 2003, the maturity date of the Revolving Loan."

The remainder of Section 8.2 shall remain as written originally.

SECTION II.  Amendment of Promissory Note

         A. The first two paragraphs of page 1 of the Note are, effective the date hereof, hereby amended and restated to read in their entirety as follows:

                  FOR VALUE RECEIVED, CONTINENTAL CONVEYOR & EQUIPMENT COMPANY, a Delaware corporation, and GOODMAN CONVEYOR COMPANY, a Delaware corporation (hereinafter each referred to as a "Company" and collectively as the "Companies"), jointly and severally promise to pay to the order of BANK ONE, NA (hereinafter referred to as the "Bank"), the principal amount of Thirty Million and No/Dollars ($30,000,000.00), or such lesser amount as shall have from time to time been borrowed by the Companies, on June 30, 2003, or sooner as hereinafter provided, with interest on the unpaid balance of said principal amount from the date hereof at the Contract Rate, as defined in the Agreement hereinafter referred to, which definition is hereby accepted by each Company, as the same may from time to time be


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         established. If any installment of principal, interest or other amounts due and payable hereunder are not paid when due, or within any applicable grace periods, the Companies shall pay interest thereon at the rate per annum of two-percent (2%) in excess of the Contract Rate, as the same may from time to time be established.

                  The Companies jointly and severally agree to pay interest on the unpaid principal amount outstanding of this Note in monthly installments commencing on the 1st day of April, 2000, and continuing on the 1st day of each month thereafter. The unpaid balance of the principal amount outstanding and all accrued interest thereon shall be due and payable on June 30, 2003.

         B. The fourth paragraph of page 1 of the Note, which paragraph carries over to page 2 of the Note, is, effective the date hereof, hereby amended and restated to read in its entirety as follows:

                  This Note is issued pursuant to and is entitled to the benefits of a Credit Facility and Security Agreement dated as of September 14, 1992 by and between CONTINENTAL CONVEYOR & EQUIPMENT CO. L.P., a limited partnership organized and formerly existing under the laws of the State of Delaware, and GOODMAN CONVEYOR CO. L.P., a limited partnership organized and formerly existing under the laws of the State of Delaware (such partnerships hereinafter referred to as the "Original Borrowers") and the Bank, as amended by that certain First Amendment to Credit Facility and Security Agreement executed on August 27, 1993, by that certain Second Amendatory Agreement dated as of October 5, 1994, by that certain Consolidated Amendment No. 2 to Credit Facility and Security Agreement dated as of December 13, 1996, all by and among the Original Borrowers and the Bank, and as further amended by that Certain Third Amendatory Agreement by and among the Companies and the Bank dated March 28, 1997, by that certain Fourth Amendatory Agreement by and among the Companies and the Bank dated as of December, 1998, by that certain Fifth Amendatory Agreement by and among the Companies and the Bank dated as of April 29, 1999, by that certain Sixth Amendatory Agreement by and among the Companies and the Bank dated as of March 28, 2000, and by any further amendments modifications or restatements entered into between the Companies and the Bank from time to time (collectively, the "Agreement"), to which reference is hereby made for a statement of the rights and obligations of the Bank and the duties and obligations of each Company in relation thereto; but neither this reference to said Agreement nor any provisions thereof shall affect or impair the absolute and unconditional obligation of each Company to pay the principal of or interest on this Note when due. This Note has been issued pursuant to the Agreement in substitution for a certain existing Amended and Restated Replacement Promissory Note (Revolving Loan) dated July 28, 1995, which was issued in Substitution for a certain Amended and Restated Promissory Note (Revolving Loan) dated September 14, 1992 (collectively, the "Old Notes").


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         It is understood and acknowledged by each Company that this Note is not intended as a novation of the obligations of the Original Borrowers and two Companies under the Old Notes but is merely a restatement of the obligations thereunder and under the Agreement, after giving effect to the most recent amendatory agreement thereto.

SECTION III.  Conditions Precedent

         Each Borrower hereby understands and agrees that the effectiveness of this Sixth Amendatory Agreement is subject to receipt by the Lender, on or prior to the date hereof, in form and substance satisfactory to the Lender and its counsel, of the following:

         A. Certificates, dated as of the date hereof, signed by duly elected officers of each Borrower and to the effect that:

                  1) As of said date, no Event of Default has occurred and is continuing and no event has occurred and is continuing that, with the giving of notice or passage of time or both, would be an Event of Default;

                  2)       The representations and warranties set forth in
                           Section 7 of the Loan Agreement are true and correct as of such date; and

                  3) Each Borrower is in compliance with all of the terms and provisions set forth in the Loan Agreement on and as of said date.

         B. Certificates, dated as of the date hereof, of the secretary of each Borrower certifying (1) that such Borrower's Certificate of Incorporation has not been amended since the date originally adopted and such Borrower's By-Laws have not been amended since the date originally adopted (or certifying that true, correct and complete copies of any amendments are attached), (2) that copies of resolutions of the Board of Directors of such Borrower are attached with respect to the approval of this Sixth Amendatory Agreement and of the matters contemplated hereby and authorizing the execution, delivery and performance by such Borrower of this Sixth Amendatory Agreement and each other document, instrument, agreement or note to be delivered pursuant hereto and (3) as to the incumbency and signatures of the officers of such Borrower signing this Sixth Amendatory Agreement and each other document, instrument, agreement or note to be delivered pursuant hereto.

         C. An Acknowledgement, Consent and Agreement, substantially in the form of Exhibit B attached hereto, with all blanks completed, duly executed by Continental Global Group, Inc.

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         F.       Such other documents as the Lender may reasonably request to implement this Sixth Amendatory Agreement and the transactions contemplated hereby.

         If Lender shall consummate the transactions contemplated hereby prior to the fulfillment of any of the conditions precedent set forth above, the consummation of such transaction shall constitute only an extension of time for the fulfillment of such conditions, and not a waiver thereof.

SECTION IV.  Fees and Expenses

         Borrowers shall jointly and severally pay all out-of-pocket fees and expenses incurred by the Lender in connection with the preparation, negotiation, execution and delivery of this Sixth Amendatory Agreement, and all other agreements, documents or certificates required or contemplated hereby, including, without limitation, all legal fees and expenses of the Lender's legal counsel in connection therewith.

SECTION V.  Acknowledgments Concerning Outstanding Loans

         Borrowers hereby acknowledge and agree that as of March 27, 2000, the current outstanding balance of the Revolving Loan ($3,951,220) and amounts owed pursuant to letters of credit and/or existing equipment leases, are owed to Lender without any offset, deduction, defense or counterclaim of any nature whatsoever.

SECTION VI.  References; Credit Documents to Remain in Full Force and Effect

         Except as otherwise defined herein, all capitalized terms used herein shall have the meanings given such terms in the Loan Agreement, as amended hereby. On and after the effective date of this Sixth Amendatory Agreement, (i) each reference in the Loan Agreement to "this Agreement", "hereunder", "hereof", or words of like import referring to the Loan Agreement, and in the Note and other Credit Documents to the "Loan Agreement", "thereof", or words of like import referring to the Loan Agreement shall mean and refer to the Loan Agreement as amended hereby, and (ii) each reference in the Loan Agreement and in the Note and other Credit Documents to the "Revolving Note", "thereof", or words of like import referring to the Revolving Note shall mean and refer to the Note, as amended hereby. Except as modified herein, the Note, the Loan Agreement, the Credit Documents and all other agreements as to payment, guarantee of payment or security executed in connection therewith, including without limitation all mortgages and deeds of trust, shall remain as written originally and in full force and effect in all respects, and nothing herein shall affect, modify, limit or impair any of the rights and powers which the Lender may have thereunder, and are hereby and in all respects ratified and confirmed.


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SECTION VII.  Applicable Law

         This Sixth Amendatory Agreement shall be deemed to be a contract under the laws of the State of Ohio, and for all purposes shall be construed in accordance with the laws of the State of Ohio.

SECTION VIII.  Counterparts

         This Sixth Amendatory Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any one of the parties hereto may execute this Sixth Amendatory Agreement by signing any such counterpart.

SECTION IX.  Conflicts

         If and to the extent the terms of this Sixth Amendatory Agreement conflict with any term of any prior amendment to the Loan Agreement, then the terms of this Sixth Amendatory Agreement shall control.

         IN WITNESS WHEREOF, the Borrowers and the Lender have caused this Sixth Amendatory Agreement to be executed by their duly authorized officers as of the date and year first above written.


BANK ONE, NA                                 CONTINENTAL CONVEYOR &
                                             EQUIPMENT COMPANY


By:                                          By:
   ---------------------------------            --------------------------------
   Name:  Rudolf Bentlage                       Name:  C.E. Bryant
   Title: Vice President                        Title: President


GOODMAN CONVEYOR COMPANY


By:
   ---------------------------------
   Name:  Larry Kukulski
   Title: Vice President



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